Advances Payable	9 Months Ended	12 Months Ended
	Sep. 30, 2012	Dec. 31, 2011
Advances Payable [Abstract]
Advances Payable
4.	Advances Payable

During March 2012, the Company entered into debt settlement agreements for $105,000 of advances received from a director of the Company and a company during fiscal 2011. During August 2012, the Company received $50,000 from a director and officer as an advance, which is non-interest bearing and due on successful capital raising. As at September 30, 2012 advances payable were $82,000.

5.	Advances Payable

During the year ended December 31, 2011 the Company received funds from advances from individuals and a company, totaling $257,000, that were non-interest bearing, were due on demand and were unsecured. As at the end of the year this total amount was reduced to $137,000 (of which $92,000 is due to a related party) due to $120,000 of this advance being converted to common stock for settlement of this indebtedness in December 2011 at $0.04 per share.